U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2020

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AKER	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2020, the board of directors (the “Board”) of Akers Biosciences, Inc. (the “Company”) appointed Christopher C. Schreiber, the current Executive Chairman of the Board and principal executive officer of the Company, as President of the Company. Mr. Schreiber’s current employment agreement with the Company will remain in effect.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2020, the Board adopted amended and restated bylaws of the Company (the “A&R Bylaws”) that became effective as of July 21, 2020. The A&R Bylaws were adopted to comply with an Amended Stipulation and Agreement of Settlement among the Company and settling parties in connection with a consolidated shareholder derivative action, Case No.: 2:18-cv-15992, approved by the United Stated District Court for the District of New Jersey on May 28, 2020 (the “Order”). The A&R Bylaws were adopted to require that, among other things: (i) each member of the Board attend each annual meeting of the Company’s shareholders in person, absent extraordinary circumstances; (ii) the role of the Chairman of the Board be rotated among the Company’s independent directors every five years; (iii) at least half (50%) of the Board be comprised of directors who qualify as independent directors under applicable listing standards of The NASDAQ Stock Market LLC; (iv) the Company’s independent directors to meet in executive session following each Board meeting, in no event less than four (4) times per year; (v) following November 27, 2020, the positions of Chairman of the Board and Chief Executive Officer be held by different individuals, and (vi) following November 27, 2020, no one person shall serve the positions of the chief executive officer and a chief financial officer. Pursuant to the Order, these changes will remain in place for at least four years.

The foregoing description of the A&R Bylaws is qualified in its entirety by reference to the A&R Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Pursuant to the Order, on July 21, 2020, the Board formed a risk and disclosure committee (the “Risk and Disclosure Committee”) and adopted a new whistleblower policy (the “Whistleblower Policy”) and a charter for the Risk and Disclosure Committee (the “Risk and Disclosure Committee Charter”) to govern the Risk and Disclosure Committee, as disclosed in more detail under Item 8.01 below. In order to align the Company’s Code of Ethics (the “Code”) that applies to all of the Company’s directors, officers, and employees with the newly adopted Whistleblower Policy and the Risk and Disclosure Committee Charter, the Board revised the Code. As required by the Order, any waivers of any provision of the Code may be granted only by the Risk and Disclosure Committee. In addition, the Code was revised to clarify the enforcement mechanism for violations of the Code. A copy of the Code is attached hereto as Exhibit 14.1 and is incorporated herein by reference, and the Company will also make the Code available on the Company’s website at www.akersbio.com. In addition, the Company will provide any person, without charge, a copy of the Code. Requests for a copy of the Code may be made by writing to the Company at c/o Akers Biosciences, Inc., 201 Grove Road, West Deptford, New Jersey 08086.

Item 8.01 Other Events.

Adoption of Revised Audit Committee Charter.

Pursuant to the Order, on July 21, 2020, the Board approved and adopted a revised Audit Committee charter (the “Audit Committee Charter”). The amendments to the Audit Committee Charter are intended to, among other things, ensure that the Company and its management implement and maintain internal controls over accounting and financial reporting and reporting systems and procedures and ensure the integrity, accuracy completeness, and timeliness of the Company’s financial statements and related public filings and disclosures.

A copy of the Company’s Audit Committee Charter is available on the Company’s website at www.akersbio.com.

Adoption of Revised Nominating and Corporate Governance Committee Charter.

Pursuant to the Order, on July 21, 2020, the Board approved and adopted a revised Nominating and Corporate Governance Committee charter (the “Nominating and Corporate Governance Committee Charter”). The amendments to the Nominating and Corporate Governance Committee Charter are intended to, among other things, ensure that any agreed upon corporate governance principles or guidelines are memorialized and widely available to the public, through the Company’s website or otherwise.

A copy of the Company’s Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.akersbio.com.

Adoption of Revised Compensation Committee Charter.

Pursuant to the Order, on July 21, 2020, the Board approved and adopted a revised Compensation Committee charter (the “Compensation Committee Charter”) to govern the Compensation Committee. The amendments to the Compensation Committee Charter are intended to, among other things, ensure that (i) in determining, setting, or approving annual short-term compensation arrangements, the Compensation Committee take into account the particular executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures, and (ii) in determining, setting, or approving termination benefits and/or separation pay to executive officers, the Compensation Committee shall take into consideration the circumstances surrounding the particular executive officer’s departure and the executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures.

A copy of the Company’s Compensation Committee Charter is available on the Company’s website at www.akersbio.com.

Establishment of Risk and Disclosure Committee and Adoption of Risk and Disclosure Committee Charter.

Pursuant to the Order, on July 21, 2020, the Board established the Risk and Disclosure Committee and approved and adopted a charter (the “Risk and Disclosure Committee Charter”) to govern the Risk and Disclosure Committee. The members of the Audit Committee will serve on the Risk and Disclosure Committee.

The Risk and Disclosure Committee’s duties specifically include, among other things, (i) reviewing the effectiveness of the Company’s Code of Ethics annually, including the Company’s ethics and risk program, and recommending to the Board any changes to the Company’s policies and internal controls as necessary; (ii) monitoring compliance with the Company’s Code of Ethics; and (iii) responsibility for addressing any whistleblower complaints.

A copy of the Company’s Risk and Disclosure Committee Charter is available on the Company’s website at www.akersbio.com.

Adoption of Whistleblower Policy

Pursuant to the Order, on July 21, 2020, the Board approved and adopted the Whistleblower Policy to encourage employees, officers and directors to bring forward ethical and legal violations and/or reasonable belief that ethical and legal violations have occurred to the Risk and Disclosure Committee, so that action may be taken, if necessary, to address the problem.

A copy of the Whistleblower Policy is available on the Company’s website at www.akersbio.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Akers Biosciences, Inc.
14.1	Akers Biosciences, Inc. Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Dated: July 24, 2020	/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors and Director